FINANCIAL DEBT WITH THIRD PARTIES	12 Months Ended
Dec. 31, 2020
Borrowings [abstract]
Disclosure of debt instruments [text block]

17) FINANCIAL DEBT WITH THIRD PARTIES

Details of debt with third parties at December 31, 2019 and 2020 are as follow:

	Thousands of U.S. dollars
	2019	2020
Senior Secured Notes	490,012	493,701
Bank borrowing	748	1,420
Lease liabilities	142,738	99,515
Total non-current	633,498	594,636
Senior Secured Notes	11,910	11,910
Super Senior Credit Facility	-	30,038
Bank borrowing	23,180	38,055
Lease liabilities	52,027	53,184
Total current	87,117	133,187
TOTAL DEBT WITH THIRD PARTIES	720,615	727,823

Senior Secured Notes

On August 10, 2017, Atento Luxco 1 S.A., closed an offering of 400,000 thousand U.S. dollars aggregate principal amount of 6.125% Senior Secured Notes due 2022 in a private placement transaction. The notes are due in August 2022. The 2022 Senior Secured Notes are guaranteed on a senior secured basis by certain of Atento’s wholly owned subsidiaries. The issuance costs of 11,979 thousand U.S. dollars related to this new issuance are recorded at amortized cost using the effective interest method.

On April 4, 2019, Atento Luxco 1 S.A., closed an offering of an additional $100.0 million in aggregate principal amount of its 6.125% Senior Secured Notes due 2022 (the "Additional Notes"). The Additional Notes were offered as additional notes under the indenture, dated as of August 10, 2017, pursuant to which the Issuer previously issued $400.0 million aggregate principal amount of its 6.125% Senior Secured Notes due 2022 (the "Existing Notes"). The Additional Notes and the Existing Notes are treated as the same series for all purposes under the indenture and collateral agreements, each as amended and supplemented, that govern the Existing Notes and the Additional Notes.

The terms of the Indenture governing the 2022 Senior Secured Notes, among other things, limit, in certain circumstances, the ability of Atento Luxco 1 and its restricted subsidiaries to: incur certain additional indebtedness; make certain dividends distributions, investments and other restricted payments; sell the property or assets to another person; incur additional liens; guarantee additional debt; and enter into transaction with affiliates. As of December 31, 2020, we were in compliance with these covenants. The outstanding amount at December 31, 2020 is 505,611 thousand U.S. dollars.

All interest payments are made on a half yearly basis.

The fair value of the Senior Secured Notes, calculated on the basis of their quoted price on December 31, 2020, is 500,200 thousand U.S. dollars.

The fair value hierarchy of the Senior Secured Notes is Level 1 as the fair value is based on the quoted market price at the reporting date.

On February 10, 2021, Atento Luxco 1 S.A., closed an offering of a $500.0 million aggregate principal amount of 8.0% Senior Secured Notes due February 10, 2026 in a private placement transaction. Atento Luxco 1 used the net proceeds to repurchase all of its 6.125% Senior Secured Notes due 2022.

The terms of the Indenture governing the 2026 Senior Secured Notes, among other things, limit, in certain circumstances, the ability of Atento Luxco 1 and its restricted subsidiaries to: incur certain additional indebtedness; make certain dividends, distributions, investments and other restricted payments; sell property or assets to another person; incur additional liens; guarantee additional debt; and enter into transactions with affiliates.

Details of the corresponding debt at each reporting date are as follows:

		Thousands of U.S. dollars
		2019			2020
Maturity	Currency	Principal	Accrued interests	Total debt	Principal	Accrued interests	Total debt
2022	U.S. dollar	490,012	11,910	501,922	493,701	11,910	505,611

Bank borrowings

On February 3, 2014, Atento Brasil S.A. entered into a credit agreement with Banco Nacional de Desenvolvimento Econômico e Social - BNDES (“BNDES”) in an aggregate principal amount of 300,000 thousand Brazilian Reais (the “BNDES Credit Facility”), equivalent to 109,700 thousand U.S. dollars as of each disbursement date.

The total amount of the BNDES Credit Facility is divided into five tranches subject to the following interest rates:

Tranche	Interest Rate
Tranche A	Long-Term Interest Rate (Taxa de Juros de Longo Prazo — TJLP) plus 2.5% per annum
Tranche B	SELIC Rate plus 2.5% per annum
Tranche C	4.0% per year
Tranche D	6.0% per year
Tranche E	Long-Term Interest Rate (Taxa de Juros de Longo Prazo — TJLP)

Each tranche intends to finance different purposes, as described below:

• Tranche A and B: investments in workstations, infrastructure, technology, services and software development, marketing and commercialization, within the scope of BNDES program – BNDES Prosoft.

• Tranche C: IT equipment acquisition, covered by law 8.248/91, with national technology, necessary to execute the project described on tranches “A” and “B”.

• Tranche D: acquisitions of domestic machinery and equipment, within the criteria of FINAME, necessary to execute the project described on tranches “A” and “B”.

• Tranche E: investments in social projects to be executed by Atento Brasil S.A.

	(Thousands of U.S. dollars)
Date	Tranche A	Tranche B	Tranche C	Tranche D	Tranche E	Total
March 27, 2014	11,100	5,480	7,672	548	-	24,800
April 16, 2014	4,714	2,357	3,300	236	-	10,607
July 16, 2014	-	-	-	-	270	270
August 13, 2014	27,584	3,013	4,430	477	-	35,504
Subtotal 2014	43,398	10,850	15,402	1,261	270	71,181
March 26, 2015	5,753	1,438	2,042	167	-	9,400
April 17, 2015	12,022	3,006	4,266	349	-	19,643
December 21, 2015	7,250	1,807	-	-	177	9,234
Subtotal 2015	25,025	6,251	6,308	516	177	38,277
October 27, 2016	-	-	-	-	242	242
Subtotal 2016	-	-	-	-	242	242
Total	68,423	17,101	21,710	1,777	689	109,700

Financing activities

See below the changes in debt with third parties arising from financing activities:

2018	Thousands of U.S. dollars
	December 31, 2017	Cash flows provided by/(used in) financing activities		New leases/ IFRS 16	Interest accrued	Interest paid (*)	Amortization (addition) fees	Translation differences	December 31, 2018
		New borrowing	Amortization

Senior Secured Notes	398,346	-	-	-	24,500	(24,500)	2,245	(556)	400,035
Brazilian bonds - Debentures	21,055	-	(3,543)	-	1,809	(1,920)	(118)	(2,575)	14,708
Lease liabilities	10,498	-	(4,221)	-	856	(856)	-	(750)	5,527
Other borrowings	56,392	58,462	(73,911)	-	3,491	(6,283)	-	1,347	39,498
Total	486,291	58,462	(81,675)	-	30,656	(33,559)	2,127	(2,534)	459,768

2019	Thousands of U.S. dollars
	December 31, 2018	Cash flows provided by/(used in) financing activities		New leases/ IFRS 16	Interest accrued	Interest paid (*)	Amortization (addition) fees	Translation differences	December 31, 2019
		New borrowing	Amortization

Senior Secured Notes	400,035	100,170	-	-	29,779	(27,563)	(499)	-	501,922
Brazilian bonds - Debentures	14,708	-	(14,513)	-	441	(676)	(295)	335	-
Lease liabilities	5,527	-	(56,088)	211,981	18,307	(812)	-	15,850	194,765
Other borrowings	39,498	73,547	(86,966)	-	2,728	(2,258)	-	(2,621)	23,928
Total	459,768	173,717	(157,567)	211,981	51,255	(31,309)	(794)	13,564	720,615

2020	Thousands of U.S. dollars
	December 31, 2019	Cash flows provided by/(used in) financing activities		New leases/ IFRS 16	Interest accrued	Interest paid (*)	Amortization (addition) fees	Translation differences	December 31, 2020
		New borrowing	Amortization

Senior Secured Notes	501,922	-	-	-	30,625	(30,625)	3,689	-	505,611
Super Senior Credit Facility	-	50,000	(20,000)	-	1,910	(1,872)	-	-	30,038
Lease liabilities	194,765	-	(48,947)	29,635	14,426	(559)	726	(37,347)	152,699
Other borrowings	23,928	71,771	(50,543)	-	71	(1,021)	-	(4,731)	39,475
Total	720,615	121,771	(119,490)	29,635	47,032	(34,077)	4,415	(42,078)	727,823

(*) For the purposes of the statements of cash flows, it is classified as "interest paid" in operating activities.

Liabilities	January1, 2019	Additions/(Disposals)	Payments	Interestaccrued	Interestpaid	Translationdifference	December31, 2019
Current liabilities	54,706	29,474	(56,088)	18,307	(812)	6,440	52,027
Non-current liabilities	134,920	(1,592)	-	-	-	9,410	142,738
	189,626	27,882	(56,088)	18,307	(812)	15,850	194,765

Liabilities	December31, 2019	Additions/(Disposals)	Payments	Interestaccrued	Interestpaid	Amortization (addition) fees	Transfer	Translationdifference	December31, 2020
Current liabilities	52,027	8,514	(48,947)	14,426	(559)	29	49,777	(22,083)	53,184
Non-current liabilities	142,738	21,121	-	-	-	697	(49,777)	(15,264)	99,515
	194,765	29,635	(48,947)	14,426	(559)	726	-	(37,347)	152,699

The future lease liabilities payments are as follows:

	2021	2022	2023	2024	2025	Others	Total
Lease liabilities payments	52,698	41,047	33,500	22,985	12,128	16,744	179,102

This facility should be repaid in 48 monthly installments. The first payment was made on March 15, 2016 and the last payment would be due on February 15, 2020, however Atento Brasil S.A. repaid in advance on April 30, 2019 all the outstanding amount. The amount repaid was BRL61.7 million (equivalent to $15.6 million) plus interest accrued and a penalty of BRL 0.7 million (equivalent to $0.2 million).

The BNDES Credit Facility contains covenants that restrict Atento Brasil S.A.’s ability to transfer, assign, change or sell the intellectual property rights related to technology and products developed by Atento Brasil S.A. with the proceeds from the BNDES Credit Facility. As of December 31, 2020, Atento Brasil S.A. was in compliance with these covenants. The BNDES Credit Facility does not contain any other financial maintenance covenant.

The BNDES Credit Facility contains customary events of default including the following: (i) reduction of the number of employees without providing program support for outplacement, as training, job seeking assistance and obtaining preapproval of BNDES; (ii) existence of unfavorable court decision against the Company for the use of children as workforce, slavery or any environmental crimes and (iii) inclusion in the bylaws of Atento Brasil S.A. of any provision that restricts Atento Brasil S.A’s ability to comply with its financial obligations under the BNDES Credit Facility.

On September 26, 2016, Atento Brasil S.A. entered into a new credit agreement with BNDES in an aggregate principal amount of 22,000 thousand Brazilian Reais, equivalent to 6,808 thousand U.S. dollars as of September 30, 2016. The interest rate of this facility is Long-Term Interest Rate (Taxa de Juros de Longo Prazo - TJLP) plus 2.0% per annum. The facility should be repaid in 48 monthly instalments. The first payment was due on November 15, 2018 and the last payment will be due on October 15, 2022. This facility is intended to finance an energy efficiency project to reduce power consumption by implementing new lightening, air conditioning and automation technology. On November 24, 2017, 6,500 thousand Brazilian Reais (equivalent to 1,993 thousand U.S. dollars as of November 30, 2017) were released under this facility.

As of December 31, 2020, the outstanding amount under BNDES Credit Facility was 581 thousand U.S. dollars.

The fair value as of December 31, 2020 calculated based on discounted cash flow is 560 thousand U.S. dollars.

On April 25, 2017, Atento Brasil S.A. entered into a bank credit certificate (cédula de crédito bancário) with Banco Santander (Brasil) S.A. in an aggregate principal amount of up to 80,000 thousand Brazilian Reais (the “2017 Santander Bank Credit Certificate”), equivalent to approximately 25,012 thousand U.S. dollars as of April 30, 2017. The interest rate of the 2017 Santander Bank Credit Certificate equals to the average daily rate of the one day “over extra-group” – DI – Interbank Deposits (as such rate is disclosed by CETIP – “Central De Custódia e Liquidação Financeira de Títulos Privados” in the daily release available on its web page), plus a spread of 2.70% per annum. The 2017 Santander Bank Credit Certificate matures every 180 days and has been renewed on a regular basis. On April 7, 2020, the Company paid the full outstanding balance, and the “2017 Santander Bank Credit Certificate” was terminated by mutual agreement between the parties.

On August 10, 2017, Atento Luxco 1 S.A. entered into a new Super Senior Revolving Credit Facility (the “Super Senior Revolving Credit Facility”) which provides borrowings capacity of up to 50,000 thousand U.S. dollars and will mature on February 10, 2022. Banco Bilbao Vizcaya Argentaria, S.A., as the agent, the Collateral Agent and BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer, Morgan Stanley Bank N.A. and Goldman Sachs Bank USA are acting as arrangers and lenders under the Super Senior Revolving Credit Facility.

The Super Senior Revolving Credit Facility may be utilized in the form of multi-currency advances for terms of one, two, three or six months. The Super Senior Revolving Credit Facility bears interest at a rate per annum equal to LIBOR or, for borrowings in euro, EURIBOR or, for borrowings in Mexican Pesos, TIIE plus an opening margin of 4.25% per annum. The margin may be reduced under a margin ratchet to 3.75% per annum by reference to the consolidated senior secured net leverage ratio and the satisfaction of certain other conditions.

The terms of the Super Senior Revolving Credit Facility Agreement limit, among other things, the ability of the Issuer and its restricted subsidiaries to (i) incur additional indebtedness or guarantee indebtedness; (ii) create liens or use assets as security in other transactions; (iii) declare or pay dividends, redeem stock or make other distributions to stockholders; (iv) make investments; (v) merge, amalgamate or consolidate, or sell, transfer, lease or dispose of substantially all of the assets of the Issuer and its restricted subsidiaries; (vi) enter into transactions with affiliates; (vii) sell or transfer certain assets; and (viii) agree to certain restrictions on the ability of restricted subsidiaries to make payments to the Issuer and its restricted subsidiaries. These covenants are subject to a number of important conditions, qualifications, exceptions and limitations that are described in the Super Senior Revolving Credit Facility Agreement.

The Super Senior Revolving Credit Facility Agreement includes a financial covenant requiring the drawn super senior leverage ratio not to exceed 0.35:1.00 (the “SSRCF Financial Covenant”). The SSRCF Financial Covenant is calculated as the ratio of consolidated drawn super senior facilities debt to consolidated pro forma EBITDA for the twelvemonth period preceding the relevant quarterly testing date and is tested quarterly on a rolling basis, subject to the Super Senior Revolving Credit Facility being at least 35% drawn (excluding letters of credit (or bank guarantees), ancillary facilities and any related fees or expenses) on the relevant test date. The SSRCF Financial Covenant only acts as a draw stop to new drawings under the Revolving Credit Facility and, if breached, will not trigger a default or an event of default under the Super Senior Revolving Credit Facility Agreement. The Issuer has four equity cure rights in respect of the SSRCF Financial Covenant prior to the termination date of the Super Senior Revolving Credit Facility Agreement, and no more than two cure rights may be exercised in any four consecutive financial quarters.

On October 16, 2017, Atento El Salvador S.A. de C.V. entered into an overdraft credit line agreement with Banco de America Central, S.A. - BAC for an amount of 1,600,000 thousand U.S. dollars, maturing on One Year, extendable with simple exchange of letters with an annual interest rate of 8.0% per annum. As of December 31, 2020, the outstanding balance was 2 thousand U.S. dollars.

On March 25, 2020, Atento Luxco 1 S.A. withdrew the full amount of 50,000 thousand U.S. dollars maturing on September 21, 2020 with an annual interest rate of Libor + 4.25%. On September 21, 2020, the full amount of 50,000 thousand U.S. dollars was rolled over until December 20, 2020, at the same interest rate.

On December 20, 2020, Atento Luxco 1 S.A. repaid 20,000 thousand U.S. dollars and the outstanding 30,000 thousand U.S. dollars as of such date was rolled over and matures on March 22, 2021.

As of December 31, 2020, we were in compliance with this covenant and the outstanding amount under this facility was 30,038 thousand U.S. dollars.

On March 13, 2019, Atento Brasil S.A. entered into a financing agreement with Banco Santander Brasil S.A. (“Risco Sacado”) for the annual Microsoft software licenses, for an amount of 23,254 thousand Brazilian Reais, maturing on March 9, 2020, with an annual interest rate of 8.9% per annum. The total outstanding balance was paid on the due date.

On August 13, 2019, Atento Brasil S.A. entered into an overdraft credit line agreement with Banco do Brasil for an amount of 30,000 thousand Brazilian Reais, with maturity every six months, with an annual interest rate of CDI plus 2.127% per annum. On February 27, 2020, the amount of the agreement was increased up to 40,000 thousand Brazilian Reais, with an annual interest rate of CDI plus 5.54% per annum, with maturity date on July 27, 2020. On July 22, 2020, the amount of the agreement was maintained at up to 40,000 thousand Brazilian Reais, with an annual interest rate of CDI plus 5.54% per annum, with next maturity date on October 20, 2020. On October 14, 2020, Atento Brasil paid the full outstanding balance.

On October 14, 2020, Atento Brasil entered into a bank credit certificate with Banco do Brasil for an amount of 30,000 thousand Brazilian Reais, maturing on February 28, 2021 with an annual interest rate of CDI plus 2,127%. As of December 31, 2020, the outstanding balance was 5.821 thousand U.S. dollars.

On August 20, 2019, Atento Brasil S.A. entered into a loan agreement with Banco ABC Brasil for an amount of 7,766 thousand Euros maturing on February 18, 2020 with an annual interest rate of 1.25%. In connection with the loan, Atento Brasil S.A. entered into a swap agreement through which it receives fixed interest rates in EURO, in the same amount of the loan agreement, and pays variable interest rate at a rate per annum equal to the average daily rate of the one day “over extragroup” – DI – Interbank Deposits (as such rate is disclosed by CETIP in the daily release available on its web page), plus a spread of 1.80% over 35,000 thousand Brazilian Reais. The total outstanding balance was paid on the due date.

On February 14, 2020, Atento Brasil S.A. entered into a loan agreement with Banco ABC Brasil for an amount of 7,402 thousand Euros maturing on August 13, 2020 with an annual interest rate of 1.49%. In connection with the loan, Atento Brasil S.A. entered into a swap agreement through which it receives fixed interest rates in EURO, in the same amount of the loan agreement, and pays variable interest rate at a rate per annum equal to the average daily rate of the one day “over extragroup” – DI – Interbank Deposits (as such rate is disclosed by CETIP in the daily release available on its web page), plus a spread of 1.95% over 35,000 thousand Brazilian Reais. The total outstanding balance was paid on the due date.

On February 20, 2020, Atento Brasil S.A. entered into a bank credit certificate (cédula de crédito bancário) with Banco Itaú for an amount of 35,217 thousand Brazilian Reais, maturing on May 20, 2020 with an annual interest rate of CDI plus 1.95% per annum. The total outstanding balance was paid on the due date.

On March 13, 2020, Atento Brasil S.A. entered into a financing agreement with Banco Itaú (“Risco Sacado”) for the annual Microsoft software licenses, for an amount of 24,499 thousand Brazilian Reais, maturing on April 1, 2021, with an annual interest rate of 7.2%. As of December 31, 2020, the outstanding balance was 4,714 thousand U.S. dollars.

On April 6, 2020, Atento Brasil S.A. entered into a loan agreement with Banco Santander for an amount of 110,000 thousand Brazilian Reais, maturing on April 06, 2021 with an annual interest rate of CDI plus 4.96% per annum. On July 13, Atento Brasil S.A. made a partial amortization in the amount of 60,000 thousand Brazilian Reais plus accrued interest. As of December 31, 2020, the outstanding balance was 9,910 thousand U.S. dollars.

On May 12, 2020, Atento Peru entered a loan agreement with Scotiabank Peru, under the government financing program related to Covid-19 (Reactiva Peru), for an aggregate principal amount of 10,000 thousand Peruvian Soles, with an annual interest rate of 1.0% per annum. This facility should be repaid in 36 months. The first payment would be due on May 12, 2021 and the last payment would be due on May 12, 2023. On November 13, Atento Peru prepaid the total outstanding balance.

On June 12, 2020, Atento Brasil entered into a financing agreement with Banco De Lage Landen for an amount of 10,000 thousand Brazilian Reais to finance the purchase of Microsoft software licenses, maturing on June 30, 2023 with an annual interest rate of 9.0% per annum. Atento Brasil drew down on the financing agreement on July 01, 2020. The outstanding balance as of December 31, 2020 was 1,924 thousand U.S. dollars.

On August 26, 2020, Atento Brasil entered into a bank credit certificate with Banco ABC Brasil for an amount 50,000 thousand Brazilian Reais, maturing on February 22, 2021 with an annual interest rate of CDI plus 2.70% per annum. The balance under the loan agreement as of December 31, 2020 was 9,776 thousand U.S. dollars.

On December 15, 2020, Atento Brasil entered into a bank credit certificate with Banco ABC Brasil for an amount 35,000 thousand Brazilian Reais, maturing on June 14, 2021 with an annual interest rate of CDI plus 2.50% per annum. The balance under the loan agreement as of December 31, 2020 was 6,748 thousand U.S. dollars.

Lease liabilities